                                                                    EXHIBIT 10.6

                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT IS MADE AND ENTERED INTO AS OF THIS 27th day of May, 1997, by and between 50 INWOOD ROAD LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and PROTON ENERGY SYSTEMS, INC. (hereinafter referred to as "Tenant");

1.   Summary of Terms
     ----------------

     1.1 Terms. This Lease Agreement (hereinafter referred to as the "Lease") is
         -----
entered into upon the specific terms (hereinafter referred to as "Terms") specified in this Section 1 and upon the other terms and conditions specified elsewhere in this Lease.

     1.2 Landlord and Tenant. The names and mailing address of Landlord and
         -------------------
Tenant are:

     Landlord                                    Tenant
     --------                                    ------

                                                 Office:

     50 Inwood Road Limited Partnership          Proton Energy Systems, Inc.
     c/o DaQui Belding Partners Inc.             50 Inwood Road
     175 Capital Boulevard                       Rocky Hill, CT  06067
     Rocky Hill, CT  06067

     1.3 Premises.
         --------

         (a) 11,920 rentable square feet as shown on Exhibit A-1, at 50 Inwood Road, Rocky Hill, Connecticut 06067.

     1.4 Term.    (a) Commencement Date:      July 1, 1997
         ----     (b) Termination Date:       June 30, 2000

     1.5 Base Rent.
         ---------

                                                                                   Annual Rate
                                                                                  (Per Rentable
      Lease Year             Annual Base Rent        Monthly Payments              Square Foot)
      ----------             ----------------        ----------------              -----------
          1                     $71,520.00              $5,960.00                     $6.00
          2                     $74,500.00              $6,208.33                     $6.25
          3                     $77,480.00              $6,456.67                     $6.50

     1.6 Pro Rata Share of Project Expenses. 29.43%
         ----------------------------------

     1.7  Delivery of Rental. Rental and all other charges shall be payable to
          ------------------
Landlord and delivered to:

          50 Inwood Road Limited Partnership
          c/o DaQui Belding Partners Inc.
          175 Capital Boulevard
          Rocky Hill, CT  06067

     1.8  Security Deposit. $5,960.00.
          ----------------

     1.9  Use. The Premises will be used for general office, warehouse,
          ---
distribution and manufacturing purposes.

     1.10 Building. 50 Inwood Road, Rocky Hill, Connecticut
          --------

     1.11 Parking. Tenant shall be entitled to park in common with the other
          -------
tenants of the Building and shall be entitled to use 36 unassigned tenant's parking spaces in the Common Areas designated for tenant parking as shown on Exhibit A-2.

2.   Premises; Tenant's Construction Allowance.
     -----------------------------------------

     2.1 In consideration of the terms and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby takes from Landlord certain premises as described in Section 1.3 above (the "Premises") which are part of the improved real estate known as the Building designated in Section 1.10 above situated at the location set out in Section 1.10 above. Landlord also grants Tenant a license to use the "common areas" depicted on Exhibit A-2 (the "Common Areas") in accordance with and during the term of this Lease in common with the other tenants of the Building.

     2.2 Tenant takes the Premises "as-is" after an inspection thereof and Landlord makes no representation or warranty with respect to the condition of the Premises. Tenant will, at its sole cost and expense, construct its initial leasehold improvements (the "Leasehold Improvements") subject to all of the terms and conditions of this Lease. Tenant shall promptly commence construction of the Initial Leasehold Improvements and shall proceed with diligence and dispatch to complete the same. Construction of the Initial Leasehold Improvements shall be at Tenant's sole cost and expense, subject to Landlord's obligation to pay the "Construction Allowance" (as defined in subsection 2.5 below) to Tenant upon Tenant's compliance with the terms and conditions of
Section 2.5 below.

2.3 Tenant's contractors for the Leasehold Improvements shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld. The contractors on Tenant's bid list shall be reputable and experienced in commercial building design and construction as reasonably determined by Landlord. Promptly following the date of execution of this Lease, Tenant shall submit the plans, drawings and specifications in sufficient detail for the construction of the Leasehold Improvements (the "Tenant's Plans") to Landlord for approval. The Tenant's Plans shall comply with the requirements of all federal, state and local codes and ordinances and the rules, regulations and requirements of any governmental authority having jurisdiction over the Leasehold Improvements and the Building (the "Governmental

Requirements"). Landlord shall review all of Tenant's Plans within ten (10) business days following their submission and shall notify Tenant of Landlord's approval or disapproval within said time period. Any disapproval shall state the reason therefor and shall not be unreasonable. In the event Landlord disapproves any such Tenant's Plans, Tenant shall promptly resubmit the same and Landlord shall approve such Tenant's Plans or disapprove them setting forth its reasons for such disapproval within ten (10) business days after its receipt of the resubmitted plans or specifications. Tenant shall not proceed with the Leasehold Improvements until it obtains Landlord's written approval and the approvals of all applicable governmental authorities as to Tenant's Plans (the "Approved Plans"). Tenant shall build the Leasehold Improvements in accordance with the Approved Plans and any substantial changes shall require resubmission of plans and drawings sufficient to describe such changes to Landlord and shall require Landlord's prior approval. Tenant agrees that any review or approval by Landlord of any plans and/or specifications with respect to Leasehold Improvements and any Alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or their compliance with Governmental Requirements. Tenant will promptly, upon the completion of the Lease Improvements, deliver to Landlord "as-built" plans drawings thereof.

     2.4 Tenant, at its expense, shall obtain (and furnish true and complete copies to Landlord of) all necessary governmental permits and certificates for the commencement and prosecution of the Leasehold Improvements and for final approval thereof upon completion. Tenant shall cause the Leasehold Improvements to be performed in compliance, with all applicable laws and requirements of public authorities, with all applicable requirements of insurance bodies and with the Approved Plans. It shall be the responsibility of Tenant to: (i) submit, at its sole cost and expense, all Tenant's Plans to any governmental authority requiring the same; and (ii) to secure and pay for all permits or governmental approvals necessary to construct, use and occupy the Leasehold Improvements. Tenant shall pay all debts incurred, and shall satisfy or bond all liens of contractors, subcontractors, mechanics, laborers, and materialmen in respect to construction, alteration and repair with respect to the Premises.

     2.5 Tenant shall construct the Leasehold Improvements at its sole cost and expense in accordance with the Approved Plans. Tenant shall receive from Landlord an allowance (the "Construction Allowance") of up to, but not exceeding, $10,000.00, which Tenant Allowance shall be used solely to contribute toward payment of the cost of the cost of the labor and materials to construct the Leasehold Improvements in accordance with the Approved Plans, and related permit and license fees (the "Work Cost"). The Construction Allowance shall be payable by Landlord to Tenant within fifteen (15) days after Tenant has delivered to Landlord reasonable evidence with respect to the completion of the basic general building, construction portion of the Leasehold Improvements (and the expenses paid or incurred relative thereto) and, if required by the Town of Rocky Hill, a temporary certificate of occupancy or certificate of occupancy for such construction work. Landlord shall not be obligated to pay any portion of the Construction Allowance to Tenant so long as Tenant is in default of any of its obligations under this Lease, notwithstanding any provision to the contrary contained herein.

3.   Term
     ----

     3.1 The term of this Lease will commence on the Commencement Date and end on the Termination Date. Any occupancy by Tenant prior to the Commencement Date (which occupancy is permitted hereunder) shall be subject to all of the provisions of this Lease, excluding the obligation to pay rent.

     3.2 The first "Lease Year" shall commence on the Commencement Date and shall end on the last day of the twelfth (12th) full calendar month following the Commencement Date. Each Lease Year thereafter shall consist of twelve (12) consecutive calendar months following the end of the immediately preceding Lease Year except that the final Lease Year shall end on the Termination Date.

4.   Rent
     ----

     4.1 Base Rent. Tenant agrees to pay to Landlord the Base Rent (as set forth
         ---------
in Section 1.5 and herein) in the manner designated in Section 1.7 above or in such other manner or at such other place or to such other person as Landlord may from time to time designate in writing to Tenant. Base Rent shall be payable in monthly installments in advance on the first day of each month during the term of this Lease, together with all additional rent due hereunder, without deduction, offset, prior notice or demand in lawful money of the United States of America. The rent payment for any fractional month upon early possession by Tenant or at the commencement, termination or expiration of the Lease term will be prorated.

     4.2 Late Charges. If any installment of rent or any other sum due from
         ------------
Tenant is not received by Landlord or Landlord's designee within fifteen (15) days after the due date, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount.

     4.3 Net Lease. This Lease is what is commonly called a "net lease," it
         ---------
being understood that Landlord shall receive the rent set forth as Base Rent together with additional rent or other charges as specifically provided hereunder.

5.   Project Expenses
     ----------------

     5.1 All amounts which Tenant is required to pay pursuant to this Lease, excluding interest and costs which may be added for nonpayment or late payment, but including attorney and collection fees, will constitute additional rent and if Tenant fails to pay such additional rent when due, Landlord will have the right to pay the same and will have all right, powers and remedies with respect thereto as are provided herein or by law in the case of nonpayment of basic rent.

     5.2 Tenant shall pay to Landlord, as additional rent, in the manner and at the time provided below, Tenant's Pro Rata Share of all Project Expenses as defined below. "Project Expenses" shall mean the sum of: (i) all reasonable and necessary costs and expenses incurred by Landlord in connection with the maintenance, repair (not including capital improvements, capital repairs, repairs necessary to comply with applicable laws relative to the Common Areas and expenses incurred by Landlord under Section 10.1 below), management, security and operation of the Building including, but not limited to, the buildings and improvements, the heating, air-conditioning, mechanical, electrical and plumbing systems, the wells, sewer and septic systems, sprinkler system, drainage systems and pump facilities, signage, landscaping and lawn, lighting, and snow, ice and dirt removal, trash removal, pest extermination, and maintenance of paved areas; (ii) any insurance maintained by Landlord with respect to the Building; (iii) the cost of all utilities now or hereafter furnished to the Building and not separately metered to tenants including electricity, gas, sewer and water; and (iv) any real estate taxes, all sewer, water and fire protection assessments, rental, occupancy or use taxes and all similar taxes and assessments (hereinafter collectively referred to as "Taxes"), levied or assessed with respect to the Building, whether such taxes are general or special, ordinary or extraordinary, or foreseen, or unforeseen.

     5.3 Tenant's shall pay Tenant's share of Project Expenses incurred by Landlord annually within thirty (30) days after receipt of a detailed statement of the Project Expenses for the previous year, or, Landlord may require that Tenant pay Tenant's share of Project Expenses in equal monthly installments, in advance based on Landlord's estimate made from time to time. Within a reasonable time after the end of each year, Landlord shall furnish to Tenant a notice and detailed statement indicating whether such estimated payments were more or less than actual Project Expenses. Within thirty (30) days Tenant shall pay to Landlord the amount of any underpayment, and any overpayment shall be credited against installments by Tenant next coming due under this Section. At Tenant's request, Landlord shall furnish Tenant a statement in reasonable detail showing Landlord's records of Project Expenses. Tenant shall have the right, during normal business hours, upon reasonable advance notice, to examine those portions of Landlord's books and records containing information as to Project Expenses.

     5.4 Tenant's obligation to pay any and all rents, adjustments and additional rents under this Lease shall continue and shall cover all periods up to the Expiration Date. Landlord's and Tenant's obligations to make the adjustments herein referred to shall survive any expiration or termination of this Lease. Any delay or failure of Landlord in billing any rent adjustments herein provided for shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

     5.5 If at any time during the term of this Lease, the present method of taxation is changed then all taxes, assessments, levies, or charges resulting from such change will be deemed to be included within the term "Taxes" for the purposes hereof.

     5.6 Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises.

6.   Estoppel Statements
     -------------------

     6.1 Statement. Tenant shall at any time upon not less than twenty (20) days
         ---------
prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) setting forth the Commencement and Termination Dates of this Lease; (ii) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (iii) stating the date to which Base Rent, Additional Rent and other charges are paid and the amount of the Security Deposit, if any; (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying any defaults that are claimed; and (v) providing such other accurate certifications as may be reasonably required by Landlord or Landlord's mortgagee, and agreeing to give to any mortgagee of Landlord copies of all notices by Tenant to Landlord under this Lease, and the right to cure Landlord's defaults as provided in Section 25. Any such statement may be conclusively relied upon by any prospective purchaser of Landlord's interest in the Premises, any mortgagee or assignee of any mortgage of Landlord's interest in the Premises, or any other party, and their respective successors and assigns.

7.   Security Deposit
     ----------------

     7.1 Deposit. Upon the execution of this Lease, Tenant agrees to deposit
         -------
with Landlord the Security Deposit. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may apply all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage Landlord may suffer thereby. If Landlord so applies all or any portion of said deposit, Tenant shall within 10 days after written demand therefor, deposit cash with Landlord equal to the amount so applied so that there shall always be on deposit not less than the fullest amount of the Security Deposit. Tenant's failure to do so will be a material breach of this Lease and shall entitle Landlord to terminate this Lease. Landlord will not be required to retain the Security Deposit in a separate escrow account or to pay Tenant any interest thereon.

     7.2 Transfer of Landlord's Interest. In the event of a sale or leasing of
         -------------------------------
the Building, Landlord shall have the right to transfer the balance of the Security Deposit to the new owner or tenant. Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look to the new landlord. Tenant agrees that Landlord may change the form of ownership of the Building in to a common interest community, such as a condominium or cooperative, and such change will not affect Tenants rights or obligations under this Lease. The creation of said common interest community will not grant to Tenant any rights not specifically enumerated hereunder.

     7.3 Return of Deposit. If Tenant performs all of Tenant's obligations
         -----------------
hereunder, the Security Deposit, or so much as has not been applied by Landlord, will be returned to Tenant within 30 days after the expiration or earlier termination of the Lease.

8.   Utilities
     ---------

     Tenant will pay all charges incurred for all gas, electricity, telephone and all other utility services used and separately metered on or from the Premises and any maintenance charges for utilities. Landlord will pay charges for utilities not separately metered and included in Project Expenses. Landlord will in no event be liable for any interruption or failure of utility services on the Premises.

9.   Common Areas
     ------------

     9.1 The Common Areas as shown on Exhibit A-2 are defined as all areas and facilities at the Building outside the Premises that are provided and designated for general use and convenience of Tenant and other tenants of the Building. Common Areas may include but are not limited to sidewalks, landscaped areas, roadways and parking areas.

     9.2 Landlord reserves the right from time to time to make changes in the shape, size, location, number and extent of the land and improvements constituting the Common Areas, provided that Landlord shall not impair the ability of Tenant to operate its business, except for minor temporary impairments necessitated by said changes.

     9.3 All Common Areas and other facilities in or about the Building provided by Landlord shall be subject to the exclusive control and management of Landlord. Landlord shall have the right and obligation to construct, maintain and operate lighting and other facilities on all said areas and improvements and to police the same. Landlord shall operate and maintain the common facilities in safe, clean and good order, condition and repair in such manner as Landlord in its reasonable discretion shall determine, and Landlord shall have full right and authority to employ and discharge all personnel with respect thereto.

     9.4 Landlord hereby grants to Tenant, during the term of this Lease, a revocable license to use, for the benefit of Tenant and its officers, agents, employees, customers, and invitees, in common with the others entitled to such use, to use the Common Areas as they from time to time exist, subject to the rights, powers and privileges herein reserved to Landlord. Such license may be revoked only following the termination of this Lease.

     9.5 Tenant shall repair, at its cost, all deteriorations or damages to the Common Areas caused by the actions, omissions or negligence of Tenant, or its officers, agents, employees, customers and invitees. If Tenant does not make such repairs to the Common Areas promptly, Landlord may, but need not, make such repairs, and Tenant shall promptly pay the cost thereof.

10.  Maintenance and Repairs
     -----------------------

     10.1 Landlord's Obligations. Landlord will maintain the structural
          ----------------------
soundness of the roof, foundation, structural components and exterior walls of the Building (including the windows or doors) in good repair, reasonable wear and use excepted and shall pay for any capital improvements or capital repairs or repairs to comply with applicable laws carried out by Landlord at the Premises relative to the Landlord's maintenance obligations described herein. Maintenance and repair expenses caused by Tenant's misuse or negligence shall be paid directly to Landlord by Tenant upon demand and shall not constitute a Project Expense. In the event of repairs contemplated in the Section entitled Damage or Destruction or Condemnation, the provisions of those Sections shall control.

     10.2 Tenant's Obligations. Tenant will at its own cost and expense keep and
          --------------------
maintain in good and sanitary order, condition, and repair, reasonable wear and use and damage by casualty excepted, all parts of the Premises, including but not limited to floors, interior walls, heating and air-conditioning systems, ventilating system, electrical and lighting system, plumbing and sprinkler systems and fixtures, and will suffer no waste. Tenant shall perform on a regularly scheduled basis routine maintenance on heating, air-conditioning, electrical and plumbing systems in accordance with instructions from Landlord, and shall maintain a heating and air-conditioning maintenance contract, a current copy of which shall be delivered to Landlord. At the expiration or other termination of this Lease, Tenant will deliver the Premises in good repair and condition, reasonable wear and tear and damage by casualty only excepted. Landlord shall have the right to contract with one or more service companies to do all maintenance and service of the Building including the maintenance and service described above. Tenant agrees to pay when due to said service companies all bills sent to Tenant for any service or maintenance attributable to the Premises.

     10.3 Tenant's Failure to Maintain. In the event Tenant fails to maintain
          ----------------------------
the Premises or to make all necessary repairs as required above within thirty
(30) days after receipt of written notice from Landlord specifying such necessary maintenance or repairs (except that no notice will be required in case of an emergency repair necessary to prevent substantial damage or deterioration of the Building), then Landlord at its option and in addition to any other remedies may undertake such maintenance or repairs and the cost thereof plus ten percent (10%) of such cost for supervision of Landlord shall be deemed to be additional rental owing by Tenant to Landlord and shall be due and payable on demand by Landlord.

11.  Inspection and Access
     ---------------------

     Landlord and Landlord's agents and representatives will have the right to enter and inspect the Premises at any reasonable time during business hours after notice to Tenant, or at any time in case of emergency, for the purpose of ascertaining the condition of the Premises or curing any default on the part of Tenant or removing signage or other blockage of windows or making repairs to the Premises. During the six month period prior to the end of the term hereof, Landlord and Landlord's agents and representatives will have the right to enter the Premises at any reasonable time following reasonable notice to Tenant during business hours for the purpose of showing the Premises and will have the right to erect at the Building a suitable sign indicating that the Premises are available. Tenant shall have access to the Premises on a 24 hour a day, 7 days a week basis.

12.  Damage or Destruction
     ---------------------

     12.1 Reconstruction. In the event of a partial or total destruction of the
          --------------
Building and if the damage thereto was caused by a casualty covered under an insurance policy maintained pursuant to the Section entitled "Insurance," Landlord shall, to the extent the proceeds of such insurance policy available to Landlord equal or exceed the cost of repairing such damage and, to the extent such repair can be completed, in Landlord's sole but reasonable judgment, within six (6) months of the occurrence of the casualty, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. In the event that the Building is partially or totally damaged by any willful act of Tenant, Tenant shall repair such damage at Tenant's cost, if insurance proceeds are not available to pay the cost of such repairs. If the cost of repairing any damage to the Building is greater than the proceeds of the insurance policy maintained pursuant to the Section entitled "Insurance" (or if sufficient insurance proceeds are not available for any reason whatsoever, including the application of such proceeds to the mortgage debt by Landlord's mortgagee), or if in Landlord's reasonable judgment the repairs cannot be completed within six (6) months of the occurrence of the casualty, then Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within sixty (60) days after the date of the occurrence of such damage of the termination of this Lease as of the date of the occurrence of such damage. Notwithstanding anything to the contrary in this Section 12.1, if the casualty materially interferes with Tenant's ability to conduct its business operations at the Premises for more than 90 days following the casualty, Tenant shall have the right to terminate the lease by delivery of written notice to Landlord prior to the 100th day following the casualty.

     12.2 Abatement of Rent; Tenant's Remedies. Rent shall abate during any
          ------------------------------------
period and to the extent that the Premises are unusable, unless such condition was caused by Tenant's willful actions.

     12.3 Insurance Proceeds upon Termination. If this Lease is terminated
          -----------------------------------
pursuant to any right given Landlord to do so under this Section, all insurance proceeds payable with respect to the damage giving rise to such right of termination shall be paid to Landlord and Tenant shall have no claim therefor.

     12.4 Scope of Landlord's Repairs. In the event Landlord elects or shall be
          ---------------------------
obligated to repair or restore any damage or destruction as aforesaid, the scope of work shall be limited to the original basic building and interior work, and Landlord shall have no obligation to restore or replace Tenant's trade fixtures, equipment, merchandise or any improvements or alterations made by Tenant to the Premises.

13.  Condemnation
     ------------

     If the Premises or any portion thereof is taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If so much of the Premises or Common Areas are taken by Condemnation as to render the remainder thereof unusable for the purposes for which the Premises were leased then either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty
(20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession, provided, however, that Tenant shall in no event have the right to terminate this Lease as a result of a condemnation for road widening of any portion of the Common Area that does not affect access to or parking for the Premises.

     If this Lease is not terminated by either Landlord or Tenant, then it shall remain in full force and effect as to the portion of the Premises remaining, provided that the Base Rent shall be reduced, effective upon such taking, pro rata in proportion to the gross floor area of the Premises taken, or equitably reduced to reflect the loss of any appurtenances or common areas.

     In the event this Lease is not so terminated, Landlord agrees, at Landlord's sole cost, but only to the extent of any award attributable to the Premises actually available to Landlord (and not paid to Landlord's mortgagee), as soon as reasonably possible to restore the Premises to a complete unit of like quality and character as existed prior to that condemnation. Tenant shall have the right to terminate the Lease by delivery of written notice to Landlord if such restoration is not completed within ninety (90) days after the taking. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages. To the extent such award does not diminish the award to Landlord, Tenant will be entitled to any award made directly to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property. Tenant waives all claims against Landlord for any portion of the award made to Landlord.

14.  Indemnity
     ---------

     Tenant will defend, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord arising from Tenant's use and occupancy of the Premises or the Common Areas or any breach or default by Tenant of its obligations hereunder or arising from the negligence of Tenant, its agents, contractors, employees, invitees or licensees, unless due to the negligence of Landlord, its employees, agents or contractors.

15.  Exemption of Landlord from Liability, Landlord's Default and Tenant's
     ---------------------------------------------------------------------
Limitation of Remedies.
----------------------

     15.1 Exemption. Tenant hereby agrees that Landlord shall not be liable for
          ---------
injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Building. Unless caused by its gross negligence or willful default hereunder, Landlord shall not be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising from upon Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

     15.2 Default by Landlord. Landlord shall not be in default unless Landlord
          -------------------
fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     15.3 Interference. Landlord shall have no liability to Tenant nor shall
          ------------
Tenant have any right to terminate this Lease or to claim any offset against or reduction in any rent payable hereunder because of damage or inconvenience due to noise, vibration or other causes resulting from the excavation, construction, repair or addition of or to the Premises, the Building, buildings adjacent to or near the Building.

16.  Insurance
     ---------

     16.1 Tenant Liability Insurance. Tenant, at its own expense, shall provide
          --------------------------
and keep in force with companies reasonably acceptable to Landlord comprehensive general liability insurance against liability for bodily injury and property damage in the amount of not less than Two Million Dollars ($2,000,000 combined single limit) in respect to injuries to or death of more than one person in any one occurrence, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. In addition, Tenant shall maintain in full force and effect, Workers' Compensation Insurance as required by all applicable law for the Premises in a form reasonably acceptable to Landlord. Tenant shall furnish Landlord with certificates of such policies within 30 days of the Commencement Date of this Lease and on each anniversary of the Commencement Date and from time to time upon request of Landlord, Tenant shall satisfy Landlord that such policies are in full force and effect. Such policies shall name Landlord as an additional insured and provide that they will not be cancelled or altered without at least 30 days prior written notice to Landlord.

     16.2 Landlord Hazard Insurance. Landlord shall maintain in full force and
          -------------------------
effect on the Building a policy or policies of fire and extended coverage insurance with standard coverage vandalism, malicious mischief, special extended perils (all risk) endorsements to the extent of the replacement value, and rental insurance. Tenant shall have no interest in such insurance and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Landlord. Landlord shall upon request furnish Tenant with a certificate of such policy.

17.  Waiver of Subrogation
     ---------------------

     (a) Landlord and Tenant hereby agree and hereby waive any and all rights of recovery against each other for loss or damage occurring to the Premises or the Building or any of Landlord's or Tenant's property contained therein regardless of the cause of such loss or damage to the extent that the loss or damage is covered by the injured party's insurance or the insurance which the injured party is required to carry under this Lease, whichever is greater (without regard to any deductible provision in any policy). This waiver does not apply to claims caused by a party's willful misconduct. This waiver also applies to each party's directors, officers, employees, shareholders, and agents.

     (b) Each party will assure that its insurance permits waiver of liability and contains a waiver of subrogation. Each party shall secure an appropriate clause in, or an endorsement to, each insurance policy obtained by or required to be obtained by Landlord or Tenant, as the case may be, under this Lease, pursuant to which the insurance company: (i) waives any right of subrogation against Landlord or Tenant as the same may be applicable, or (ii) permits Landlord or Tenant, prior to any loss to agree to waive any claim it might have against the other without invalidating the coverage under the insurance policy. If, at any time, the insurance carrier of either party refuses to write (and no other insurance carrier licensed in Connecticut will write) insurance policies which consent to or permit such release of liability, then such party shall notify the other party and upon the giving of such notice, this Section shall be void and of no effect.

18.  Use, Compliance with Laws.
     --------------------------

     18.1 Use. The Premises will be used for general office, warehouse,
          ---
distribution and manufacturing purposes. Tenant shall occupy and use the Premises during the term for the purpose above specified and no other use or uses. Tenant and all sublessees or assignees of Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the sole uses specifically set forth above or in any illegal manner, or in any manner that would adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such service, or with the use and enjoyment of any part of the Building by any other tenant or occupant. Tenant agrees that it will not exceed the maximum floor bearing capacity for the Premises.

     18.2 Compliance with Law and Restrictive Covenants. Tenant, at Tenant's
          ---------------------------------------------
expense, shall comply promptly with the laws, ordinances, rules, regulations and orders of all governmental authorities in effect from time to time during the Term that shall impose any duty on Tenant with respect to the Premises or the use, occupancy and operation thereof, including, without limitation, the Americans with Disabilities Act ("ADA") and the Federal Occupational Safety and Health Act of 1970, and will obtain any and all licenses and permits necessary for any such use. Tenant shall not be required to make any structural Alterations in or to the Premises in order to comply with the foregoing, unless such Alterations shall be necessitated or occasioned, in whole or in part: (i) by the specific use or occupancy or specific manner of use, occupancy or operation of the Premises by Tenant, or (ii) by reason of a breach of any of Tenant's covenants, warranties, or agreements hereunder, or (iii) by the acts, omissions or negligence of Tenant, or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees. Landlord, at Landlord's expense, shall comply with the foregoing laws (subject to any permitted exemptions and exclusions), including without limitation the ADA with respect to the Common Areas of the Building.

     18.3 Hazardous Use.
          -------------

     (a) Tenant will not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable (except upon prior written notice to Landlord and in compliance with applicable laws) or permit the Premises to be used for any purpose or improved in any manner which would render the insurance thereon or on the Building void or cause the increase in the premiums for such insurance or make the insurance risk more hazardous and Tenant shall pay directly to Landlord the amount of any increase in insurance premium so caused.

     (b) Tenant shall not generate, store (except for small quantities of substances ordinarily stored and used in an office, warehouse and manufacturing building if stored and maintained in accordance with all laws relating thereto), dispose of or release, or permit the storage, use, disposal or release of, any hazardous or toxic waste or substance governed by the provisions of 42 U.S.C.
Section 6901 et seq. or 42 U.S.C. Section 9601 et seq., or by any federal, state or local laws, in, above, on or under the Premises or the Building ("Hazardous Substance") except upon prior written notice to Landlord and in compliance with all applicable laws. Tenant shall comply with all laws applicable to the generation, storage, use, disposal or release of Hazardous Substances, including but not limited to, obtaining and maintaining any permits from, or making any filings or registrations with, any governmental authority as required under any applicable law. Tenant shall remove, clean-up and remedy any Hazardous Substance on the Premises or Building to the extent required by applicable law, provided that the presence of such Hazardous Substance resulted from the action or inaction of Tenant, its employees, contractors or agents, and Tenant shall be obligated to continue to pay Annual Base Rent and Additional Rent hereunder until such removal, clean-up or remedy is completed in accordance with applicable laws, whether or not the term of this Lease shall terminate or expire.

     (c) Tenant hereby grants Landlord the right to inspect the Premises throughout the Term of this Lease, at reasonable times and on reasonable notice to determine that Tenant is in compliance with applicable laws and Tenant agrees to provide Landlord with all information necessary to ascertain that Tenant is in compliance with applicable laws. Tenant shall cooperate with Landlord in satisfying any legal requirements imposed upon Landlord relating to Tenant's operations. If Tenant causes the Premises to become an establishment, Tenant shall furnish complete information to Landlord concerning the use or existence of any Hazardous Substances at the Building with regard to its operations. If, as a result of Tenant's actions or inactions, Landlord is unable to file a "Form I" or "Form II" upon a transfer of the Premises or the Building, Tenant shall sign either a "Form III" or "Form IV" as appropriate, as the certifying party. The terms "establishment", "Form I", "Form II", "Form III" and "Form IV" and "certifying party" are defined in C.G.S.A. Section 22a-134.

     (d) Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and hold Landlord fully harmless and any mortgagee of the Building, from and against any and all liability, loss, suits, claims, actions, causes of action, remediation orders, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, reasonable attorneys' fees, consultants' fees, laboratory fees and clean-up costs, and the costs and expenses of investigating and defending any claims or proceedings, resulting from, or attributable to, (i) the presence of any Hazardous Substance on the Premises or the Building arising from the action, inaction or negligence of Tenant, its officers, employees, contractors, agents, invitees and subtenants, or arising out the generation, storage, treatment, handling, transportation, disposal or release by Tenant of any Hazardous Substance at or near the Premises or the Building, and (ii) any violation(s) by Tenant of any applicable law regarding Hazardous Substances.

     18.4 Landlord's Rules and Regulations. Tenant shall faithfully observe and
          --------------------------------
comply with the rules and regulations that Landlord shall from time to time promulgate provided same are consistent with this Lease, are uniformly applicable and enforced nondiscriminately. A copy of Landlord's rules and regulations as in effect at the date hereof is attached hereto as Exhibit B. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to Landlord's rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants on the Building.

19.  Alterations, Improvements and Signs
     -----------------------------------

     19.1 Alterations. Tenant shall not (a) make or permit any improvements,
          -----------
installations, alterations or additions ("Alterations") in or to the Building or any Building systems, nor (b) make or permit any Alterations in or to the Premises without Landlord's advance written consent in each and every instance, which consent shall not be unreasonably withheld or delayed with respect to Alterations to the Premises that do not involve or affect either structural portions of the Building or the mechanical, plumbing, electrical, HVAC or other Building systems. All Alterations permitted by Landlord and made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (i) at Tenant's cost and expense, (ii) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld or delayed, (iii) so that same shall be at least equal in quality, value, and utility to the original work or installation, (iv) in accordance with the Rules and Regulations for the Building adopted by Landlord from time to time and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises, (v) pursuant to plans, drawings and specifications which have been reviewed and approved by Landlord prior to the commencement of the Alterations and approved by, and filed with, all applicable governmental authorities, and (vi) subject to all other terms and conditions of this Lease. Before commencing any such work, Tenant shall deliver to Landlord copies of all building permits and governmental approvals. Tenant shall submit to Landlord a final certificate of occupancy upon completion of any Alterations. Tenant shall have no right to enter upon, or alter in any way, the roof of the Building without the prior written consent of Landlord. Any damage caused by Tenant shall be payable by Tenant to Landlord upon demand and shall not constitute a Project Expense, and Landlord shall have no liability or obligation therefor under Section 10.1.

     19.2 Ownership and Removal. All permanently attached additions, nontrade
          ---------------------
fixtures and improvements, in or upon the Premises, whether placed there by Tenant or by Landlord, shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to Tenant, unless Landlord requests Tenant to remove such items at the time of its consent to the installation of same, in which event, Tenant shall cause such removal. All other moveable improvements and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this

Lease if Tenant so elects and such property or any portion thereof will be removed if required by Landlord; upon any such removal Tenant will restore the Premises and Building to substantially their original condition. Any such property remaining on the Premises after termination shall become the property of Landlord.

     19.3 Signs. Landlord shall have the absolute and exclusive right to approve
          -----
or disapprove the content, design, size and location of any and all interior and/or exterior signs, graphics or window advertising erected and/or maintained on the interior or exterior of the Premises or the Building and Tenant shall not install or maintain any sign or graphics on the exterior or interior of the Premises or the Building without first obtaining Landlord's written approval and consent. If required by Landlord, Tenant shall purchase identification signs for the exterior of the Building, each of said signs to be of a size and design to be approved in writing by Landlord, and installed at a place designated by Landlord. Tenant shall be responsible for all costs of signage which shall be billed individually to Tenant. Upon the termination of this Lease all signs purchased through Landlord shall become property of Landlord. Tenant's existing signage is deemed approved by Landlord.

20.      Easement for Pipes - Right to Relocate
         --------------------------------------

     20.1 Tenant shall permit Landlord or its designees to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires, in, to and through the Premises, as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building in which the Premises are located or any other portion of the Building provided same do not interfere with Tenant's use of the Premises. All such work shall be done in such manner as to avoid interference with Tenant's use of the Premises.

21.      Right of First Refusal
         ----------------------

         In the event any or all of Tenant's interest in the Premises or this Lease is transferred by operation of law to any trustee, receiver or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property, (such person, firm or entity being hereinafter referred to as the "Grantor"), for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord, (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and it shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein.

22.      Force Majeure
         -------------

         Landlord shall be excused for the period of any delay in the performance of any obligations hereunder, when prevented from so doing by a cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services, or acts of God. Tenant shall similarly be excused for delay in the performance of obligations hereunder except that: (a) nothing contained in this Paragraph or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of any sums of money required hereunder, or any delay in the cure of any default which may be cured by the payment of money;
(b) no reliance by Tenant upon this Paragraph shall limit or restrict in any way Landlord's right of self-help as provided in this Lease; and (c) neither party shall be entitled to rely upon this Paragraph unless the other shall advise the other in writing of the existence of any force majeure preventing the performance of an obligation of such party within five (5) days after the commencement of the force majeure.

23.  Bankruptcy
     ----------

     (a) To the full extent permissible under the Bankruptcy Reform Act of 1978, including specifically Section 365 thereof (11 U.S.C. 365) or any successor thereto, if Tenant shall file a voluntary petition in bankruptcy or take the benefit of any insolvency act or be dissolved or adjudicated a bankrupt, or if a receiver shall be appointed for its business or its assets and the appointment of such receiver is not vacated within sixty (60) days after such appointment, or if it shall make an assignment for the benefit of its creditors, then and forthwith thereafter Landlord shall have all of the rights provided in the event of nonpayment of rent.

     (b) Nothing herein shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of any such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damage referred to above. Without limiting any of the provisions of this Section 23, if pursuant to the Bankruptcy Code, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Section 26, Tenant agrees that adequate assurance of future performance by the assignee permitted under the Bankruptcy Code shall mean the deposit of cash security with Landlord in any amount equal to all Base Rent and Additional Rent payable under this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (a) the brokerage commissions, if any, and other expenses reasonably designated by the assignee as paid for the purchase of Tenant's property in the Premises, shall be and become the sole exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth indicating said assignee's reasonable ability to pay the Base Rent, plus all Additional Rent, and abide by the terms of this Lease for the remaining portion thereof applying commercially reasonable standards.

24.  Liens and Encumbrances
     ----------------------

     Tenant will not cause, suffer or permit any liens or encumbrances, or do any act, that will in any way encumber the title of Landlord in and to the Premises, the Building or the Common Areas, or any part thereof (hereinafter "Landlord's Properties") nor will the interest or estate of Landlord in Landlord's Properties be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant.

25.  Mortgages
     ---------

     25.1 Tenant accepts this Lease subject and subordinate to any mortgage(s) now or at any time hereafter constituting a lien or charge upon the Premises provided however that if the mortgagee or holder of any such mortgage (a "Mortgagee") elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant from such Mortgagee, this Lease will be deemed superior to such lien, whether this Lease is executed before or after such mortgage. Tenant will at any time hereafter on demand execute any instruments, which may be required by any Mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Landlord agrees to use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from its first Mortgagee. Tenant will give notice to any Mortgagee whose address shall have been furnished to it whenever notice is given to Landlord by Tenant hereunder and no such notice to Landlord will be effective unless also given to any Mortgagee. In the event any proceedings are brought for foreclosure of any mortgage covering the Premises, or in the event any Mortgagee obtains possession of the property by deed in lieu of foreclosure, or in any other such similar manner, Tenant at the request of any such Mortgagee or such purchaser upon any such foreclosure or sale will attorn to the Mortgagee, or the purchaser, and recognize the Mortgagee or purchaser as Landlord under this Lease. Tenant will at the request of Landlord, execute a document in form proper for recording confirming such agreement to attorn.

     If any Mortgagee shall succeed to the interest of Landlord under this Lease, Mortgagee shall assume and perform Landlord's obligations under this Lease only while it is the fee owner of the Property and shall not be (i) liable for any breach, act or omission of any prior landlord, including Landlord; (ii) subject to offsets, claims or defenses which Tenant might have against prior landlords; (iii) bound by the payment of the rent for more than the current month to any prior landlord; or (iv) bound by any assignment, surrender, termination, waiver, lease amendment or modification of or affecting this Lease made without its consent.

     25.2 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any Mortgagee whose address shall have been furnished it, and such Mortgagee shall be provided with the opportunity to cure Landlord's default within the thirty (30) days following such written notice, provided, however, that said thirty (30) day period shall be extended so long as within said thirty (30) day period Mortgagee has commenced to cure the default and Mortgagee is proceeding with due diligence (including the exercise of its remedies against Landlord if necessary to obtain possession of the Premises) to effect such cure.

26.  Assignment and Subletting
     -------------------------

     26.1 Tenant will not assign or sublet the whole or any part of the Premises or any interest of Tenant hereunder without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant will at all times remain liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease and any guarantor of this Lease will at all times remain liable for performance of its guaranteed obligation. In addition, any guarantor of Tenant's obligation under this Lease shall provide Landlord with a consent and ratification agreement with respect to its guaranty. A transfer of fifty percent (50%) or more in the aggregate of an interest in Tenant (whether by stock, partnership interest or otherwise) by any party or parties in interest will be deemed an assignment of this Lease. Landlord's consent to any such transfer, assignment or sublease will not be deemed a consent to any subsequent transfer, assignment or sublease. Assignment or subletting without the prior consent of Landlord, including assignment by operation of the law, shall be null and void and shall constitute a default under this Lease and Landlord, at Landlord's option, may exercise its remedies upon default as provided hereunder. In the event Landlord consents to an assignment or subletting of the Premises, Landlord shall be entitled to 50% of the net amount of all sums or other consideration paid to Tenant by the assignee, sublessee, or other person which are in excess of the amounts payable to Landlord pursuant to this Lease as Base Rent and Additional Rent; and Tenant's payment obligation for such amount shall be payable monthly on the first day of each month during the term hereof and shall constitute Additional Rent hereunder.

     26.2 Tenant shall, by written notice, advise Landlord of its intention from, on or after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice) to assign this Lease or to sublet all or any part of the Premises and, in such event, Landlord shall have the right, exercisable by giving written notice to Tenant within fifteen (15) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice, and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's said notice shall state the name and address of the proposed assignee or subtenant, and shall be accompanied by a true and complete copy of the proposed assignment of sublease. If Tenant's notice shall cover all of the Premises, and Landlord shall give the aforesaid recapture notice with respect thereto, the term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as that date had been herein fixed for the expiration of the term. If, however, this Lease is cancelled with respect to less than the entire Premises, the Base Rent and additional rent herein reserved shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet in the premises, and this Lease shall be deemed so amended and shall thereafter continue in full force and effect.

     26.3 In the event of a default under the terms of this Lease, if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such subtenant all rents becoming due to Tenant under such sublease and apply such rent against any sums due to it by Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder.

27.  Default
     -------

     27.1 The occurrence of any one or more of the following events will constitute a default hereunder:

          (a) Tenant defaults in any payment due hereunder and such default is not cured within five (5) days after written notice thereof.

          (b) Tenant voluntarily assigns this Lease or subleases the Premises, or any part thereof, without the prior written approval of Landlord, except as expressly provided in the Section hereof entitled "Assignment and Subletting."

          (c) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Tenant, and Tenant fails to cure such default within thirty (30) days after notice thereof in writing to Tenant or if such default can not be reasonably cured within thirty (30) days, unless Tenant begins such cure within thirty (30) days and diligently pursues such cure to completion within ninety (90) days after said notice.

          (d) There is filed by or against Tenant in any court or other tribunal pursuant to any statute or other rule of law a case or proceeding or petition in bankruptcy or for insolvency proceedings or for reorganization or arrangement or for appointment of a receiver or trustee; or a receiver is appointed for Tenant, or for all or a substantial portion of its property; or Tenant makes an assignment for the benefit of creditors is made by Tenant.

28.  Remedies
     --------

     28.1 Upon the occurrence of any one or more such events of default, Landlord may elect to terminate this Lease. Upon termination of this Lease Landlord may reenter the Premises with process of law using such force as may be necessary, and remove all persons, fixtures and chattels therefrom and Landlord will not be liable for any damages resulting therefrom. Upon termination of this Lease, Landlord will be entitled to recover as damages (1) all rent and other sums due and payable by Tenant on the date of termination; (2) an amount equal to the value of the rent and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term taking into account the amount of rent to be received from replacement tenants (if in fact it is possible to relet the Premises), and the time and expenses necessary to identify and obtain the replacement tenant or tenants, including without limitation, expenses relating to recovery of the Premises, preparation for reletting and for reletting itself including without limitation, brokerage and management commissions, operating expenses, reasonable attorney fees, rent concessions, and alteration costs); and
(3) the cost of performing any other covenants to be performed by Tenant.

     28.2 Upon an abandonment or surrender of the Premises, Landlord may, without terminating the Lease, elect to enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any of Tenant's obligations under this Lease including the obligation to pay the rent hereunder for the full term. Landlord will make commercially reasonable attempts to relet on behalf of and for the benefit of Tenant all or any part of the Premises for such rent and upon such terms as are then being offered in the Rocky Hill-Glastonbury market, and otherwise satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Lease term, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be reasonably necessary. If Landlord does not relet the Premises, Tenant will pay Landlord when due all amounts due from Tenant to Landlord under this Lease for the remainder of the Lease term. If the Premises are relet and a sufficient sum is not realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations and additions, the expenses of such reletting and the collection of the rent accruing therefrom to satisfy the rent herein provided to be paid over the remainder of the Lease term, Tenant will be liable for the difference in rent. Tenant agrees that Landlord may file to recover any sums falling due under the terms of this Section from time to time, and all reasonable costs and expenses of Landlord, including attorney's fees and costs incurred in connection with such suit shall be paid by Tenant.

         All rents received by Landlord in any such reletting shall be applied first to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in reletting the same; second, to the payment of any reasonable costs and expenses incurred by Landlord either for making necessary repairs to the Premises or in curing any default on the part of Tenant in any covenant or condition herein made binding upon Tenant, and, last, toward the payment of rent due from Tenant under the terms of this Lease, with interest at the legal rate; and Tenant expressly agrees to pay any deficiency then remaining. Any rents received upon reletting of the Premises in excess of the costs, expenses and rents due Landlord described in this subsection shall be paid to Tenant upon the expiration of this Lease.

     28.3 Nothing herein shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of any such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damage referred to above.

     28.4 Any and all property belonging to Tenant or to which Tenant is or may be entitled which may be removed from the Premises by Landlord pursuant to the authority of this Lease or applicable law, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at Tenant's risk and expense and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all reasonable expenses incurred in such removal and all storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control.

     28.5 Landlord may collect and receive any Rent due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies that Landlord has against Tenant in equity, at law, or by virtue of this Lease.

     28.6 If Tenant at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, after reasonable notice or demand and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable and in connection therewith to pay expenses and employ counsel. All sums so paid by Landlord shall be payable upon demand, together with interest thereon at the highest rate permitted by law and Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of rent thereunder. Unless caused by Landlord's negligence, Landlord shall not in any event be liable for any damages incurred by Tenant by reason of Landlord's performance hereunder.

29.  Attorney's Fees
     ---------------

     If on account of any default by either party in its obligations under the terms of this Lease, it becomes necessary or appropriate for the other to employ attorneys or other persons to enforce any of its rights or remedies hereunder, such party agrees to pay all reasonable fees of such attorneys and other persons and all other costs of any kind so incurred.

30.  Commercial Waiver.
     -----------------

     TENANT HEREBY REPRESENTS, COVENANTS AND AGREES THAT IT IS ENGAGED PRIMARILY IN COMMERCIAL PURSUITS AND THAT THE LEASE IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF SECTION 52-278a(a) OF THE CONNECTICUT GENERAL STATUTES (REV.
1958), AS AMENDED. TENANT HEREBY WAIVES ALL RIGHTS TO NOTICE, PRIOR JUDICIAL HEARING OR COURT ORDER UNDER SECTION 52-278a ET SEQ. OF THE CONNECTICUT GENERAL STATUTES (REV. 1958) AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LANDLORD MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER.

31.  Surrender
     ---------

     Upon the termination of this Lease for any reason Tenant will at once surrender and deliver to Landlord the Premises together with all improvements thereon in good condition and repair, reasonable wear and tear and damage by casualty excepted.

32.  Holding Over
     ------------

     32.1 Any holding over by Tenant of the Premises after the expiration of this Lease without the consent of Landlord will operate and be construed to be a tenancy from month-to-month only at a monthly rent of one hundred fifty percent (150%) of the last monthly Base Rent plus all Additional Rent payable hereunder, and all other terms hereof to the extent applicable to a month-to-month tenancy.

     32.2 Nothing contained in this section is to be construed to give Tenant the right to hold over at any time and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises and damages resulting from any such holding over.

33.  Broker
     ------

     Landlord and Tenant warrant to each other that they have had no dealings with any broker, agent or finder in connection with this Lease except Sentry Commercial Real Estate Services, Inc. Landlord agrees to pay the commissions due to such brokerage companies pursuant to a separate agreement. Both parties hereto agree to protect, indemnify and hold harmless the other from and against any and all expenses with respect to any compensation, commissions and charges claimed by any other broker, agent or finder not identified above with respect to this Lease or the negotiation thereof that is made by reason of any action or agreement by such party.

34.  Quiet Enjoyment
     ---------------

     Tenant, upon its payment of all rents and sums herein provided and upon its compliance with the performance of all those provisions, terms, and conditions applicable to and performable by Tenant, shall peaceably and quietly hold, occupy, and enjoy the Premises for the term of this Lease without hinderance, ejection, or interruption by Landlord, or persons lawfully or equitably claiming under Landlord.

35.  Notices
     -------

     Each notice provided for hereunder or required by law shall be sent via United States Mail, postage prepaid, by certified mail, return receipt requested, to the party to whom addressed at its address set forth above or as such party has heretofore specified by written notice delivered in accordance herewith. Such notice shall be deemed given when received or upon refusal to accept, or upon return because of impossibility to deliver.

36.  Recording
     ---------

     Tenant shall not record this Lease or any memorandum thereof, and any such recordation shall be a breach of this Lease. Concurrently with the execution of this Lease, if Tenant shall so request, Landlord and Tenant shall execute a short form "memorandum" of this Lease in form suitable for recording of which Tenant shall, if it records such memorandum, furnish a copy bearing the recorder's stamp to Landlord. At the expiration or earlier termination of this Lease, Tenant shall, at the request of Landlord, execute and deliver to Landlord a quitclaim deed, lease cancellation instrument or other instrument of release in form suitable for recording, provided that such document does not have the effect of waiving any claims that either Landlord or Tenant may have against the other arising out of this Lease.

37.  Miscellaneous
     -------------

     37.1 The terms, provisions, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and, except as otherwise provided herein, their respective heirs, legal representatives, successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building, as owner or lessor, including any transfer by operation of law, the Landlord (or any subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee, or other transferee; any such grantee, assignee, or other transferee shall, by accepting such interest, be deemed to have assumed such subsequent obligations and liabilities. Notwithstanding anything to the contrary set forth herein, if Landlord's Mortgagee shall succeed to Landlord's interests hereunder, then Landlord's Mortgagee shall not be deemed to have assumed any obligations or liabilities under this Lease which arose prior to the date any such Mortgagee shall have requested Tenant to attorn to such Mortgagee.

     37.2 Except as expressly herein provided, any amount due to Landlord or Tenant not paid when due shall bear interest at the rate of 12% per annum, from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     37.3 This Lease will be construed and shall be enforceable in accordance with the laws of the State where the Premises are located. This Lease and the Exhibits hereto contain all agreements of the parties with respect to any matter mentioned herein or therein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

     37.4 TIME IS OF THE ESSENCE with respect to the due performance of the terms, covenants and conditions contained in this Lease.

     37.5 If any term or provision of this Lease is to any extent held invalid or unenforceable, the remaining terms and provisions of this Lease will not be affected thereby, but each term and provision of this Lease will be valid and enforceable to the fullest extent permitted by law. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity. Each provision of this Lease shall be deemed both a covenant and a condition.

     37.6 No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provision. Landlord's or Tenant's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate or continue to extend the term of this Lease or affect any such notice, demand or suit, but shall be construed as a payment on account of damages due from Tenant to Landlord.

     37.7 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger unless Landlord so elects, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     37.8 If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Tenant shall furnish Landlord with a certified copy of a duly adopted resolution of the Board of Directors of Tenant with respect to the due authorization to execute and deliver this Lease.

     37.9 The term "Landlord" as used herein and throughout the Lease shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Building and this Lease. In the event of any transfer of such title or interest, from and after the date of such transfer, Landlord herein named (and in case of any subsequent transfers the then grantor) and each of its partners, principals, shareholders, beneficiaries or co-tenants (as the case may be) shall be relieved of all liability as respects Landlord's obligations thereafter to be performed, provided that any monies in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership, provided, however, that Landlord and each of its partners, principals, shareholders, beneficiaries or co-tenants (as the case may be) shall be under no personal liability with respect to any of the provisions, covenants or agreements of this Lease and Tenant shall look solely to Landlord's interest in the Building for enforcement of this Lease against Landlord. Nothing in this Lease is to be deemed to limit or affect the right of Landlord to sell, assign, encumber, transfer, mortgage, lease or otherwise dispose of any or all of Landlord's interest in any portion or all of the Premises, the Building, or this Lease.

     37.10 None of the indemnities or other agreements of this Lease shall cause either party to be liable to the other party, or anyone claiming through or on behalf of such other party, for any special, indirect or consequential damages, including, without limitation, lost profits or revenues.

     37.10 Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument becomes effective as a lease only upon execution and delivery by both Landlord and Tenant.

     37.11 No receipt or acceptance by Landlord from Tenant of less than the monthly rent herein stipulated shall be deemed to be other than a partial payment on account for any due and unpaid stipulated rent; no endorsement or statement on any check or any letter or other writing accompanying any check or payment of rent to Landlord shall be deemed an accord and satisfaction, and Landlord may accept and negotiate such check or payment without prejudice to Landlord's rights to (i) recover the remaining balance of such unpaid rent, or
(ii) pursue any other remedy provided in this Lease.

     37.12 Landlord shall not by the execution of this Lease in any way or for any purpose, become (i) a partner of Tenant in the conduct of Tenant's business or otherwise, or (ii) a joint venturer or a member of a joint enterprise with Tenant.

     37.13 Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine and notwithstanding any other provisions hereof. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall, during the term of this Lease or any extension thereof, occupy any space in said Building.

     37.14 The Building may be known by such name as Landlord, in its sole discretion, may elect, and Landlord shall have the right from time to time to change such designation or name without Tenant's consent.

     37.15 Captions are used in this Lease for convenient reference and shall not be construed as limiting or affecting in any way the substantive provisions hereof.

38.      Option to Extend
         ----------------

         Tenant shall have the right to extend the term of this Lease (the "Extension Option") for up to one (1) additional three (3) year period (the "Extension Term") at Base Rent as reasonably determined by Landlord prior to the Extension Term and accepted in writing by Tenant. All of the terms, covenants and conditions contained in this Lease, including payment of Additional Rent, shall apply to the Extension Term. Tenant must exercise this Extension Option by delivery of written notice (the "Exercise Notice") to Landlord at least seven
(7) months prior to the expiration of the Term hereof expressly stating its intention to extend the term of this Lease for the Extension Term. Upon receipt of Tenant's Exercise Notice, Landlord shall provide Tenant with Landlord's written quotation as to the Base Rent for the Extension Term within fifteen (15) days after receipt of Tenant's Exercise Notice. Tenant must exercise the Extension Option within fifteen (15) days after Landlord's quotation is given by giving written notice thereof to Landlord, and thereafter the parties agree to enter into a written lease amendment agreement with Landlord with respect thereto within ten (10) days following delivery of such notice. If Tenant fails to give such written notice by such date, Tenant's Extension Option shall terminate automatically and be of no further force or effect. Tenant's right to extend the term of this Lease for the Extension Term shall also be subject to the following conditions: (a) Tenant's timely and faithful performance of all of the terms, covenants and conditions of this Lease; and (b) Tenant (and not a subleasee or assignee) shall then be in occupancy of the Premises.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


                                     LANDLORD:
                                     --------

                                     50 INWOOD ROAD LIMITED PARTNERSHIP

                                     By:   INWOOD PROPERTIES, LLC,
                                           Its General Partner

[signature illegible]                      By:   Cromwell Avenue Management Co.
----------------------------------               Its Managing Member


[signature illegible]                            By:   /s/ Paul J. Daqui
----------------------------------                     ---------------------
                                                       Name:  Paul J. Daqui
                                                       Title: President


                                     TENANT:
                                     ------

[signature illegible]                PROTON ENERGY SYSTEMS, INC.
----------------------------------


[signature illegible]                By:   /s/ Robert J. Friedland
----------------------------------         ---------------------------------
                                           Name:  Robert J. Friedland
                                           Title: VP Operations

STATE OF CONNECTICUT       )
                           )ss.  ROCKY HILL
COUNTY OF HARTFORD         )


     On this 3rd day of June, 1997, before me, BARBARA E. ROWLEY, the undersigned officer, personally appeared Paul J. Daqui, who acknowledged himself to be the President of CROMWELL AVENUE MANAGEMENT CO., Managing Member of INWOOD PROPERTIES, LLC, the general partner of 50 INWOOD ROAD LIMITED PARTNERSHIP, a limited partnership and that he, in such capacity being authorized so to do executed the foregoing instrument as his free act and deed and the free act and deed of CROMWELL AVENUE MANAGEMENT CO. for the purposes contained therein by signing the name of 50 INWOOD ROAD LIMITED PARTNERSHIP by himself as President of CROMWELL AVENUE MANAGEMENT CO.

     IN WITNESS WHEREOF, I hereunto set my hand.


                                          /s/ Barbara E. Rowley
                                          -----------------------------------
                                          Notary Public
                                          My Commission Expires:  May 31, 2001
[Affix Notarial Seal]


STATE OF CONNECTICUT       )
                           )ss.  ROCKY HILL
COUNTY OF HARTFORD         )


     On this 2nd day of June, 1997, before me, BARBARA E. ROWLEY, the undersigned officer, personally appeared ROBERT J. FRIEDLAND, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself to be the VP-OPERATIONS of PROTON ENERGY SYSTEMS, INC., a corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument as the free act and deed of the corporation for the purposes contained therein by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand.


                                          /s/ Barbara E. Rowley
                                          -----------------------------------
                                          Notary Public
                                          My Commission Expires:  May 31, 2001
[Affix Notarial Seal]

                                   EXHIBIT A-1
                                   -----------
                                    PREMISES
                                    --------


A graphic depiction of the premises covered by the lease appears here.

                                   EXHIBIT A-2
                                   -----------
                            BUILDING AND COMMON AREAS
                            -------------------------


A graphic depiction of the building and common areas covered by the lease appears here.

                                    EXHIBIT B
                                    ---------
         Rules and Regulations Attached to and Made a Part of this Lease
         ---------------------------------------------------------------

1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

2. No Tenant shall have any property stored outside, except with the prior consent of Landlord.

3. All sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building, if any, shall not be obstructed by any Tenant or used by him for any purpose other than for ingress to and egress from his respective Premises no shall any door be locked during normal business hours. No Tenant and no employees or invitees of Tenant shall go upon the roof of the Building.

4. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises, except with the prior consent of Landlord, which consent shall not be unreasonably withheld.

5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof.

6. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

7. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

8. Landlord will direct Tenant as to where and how telephone and telegraph wire are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

9. Each Tenant, upon the termination of his tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay the Landlord therefor.

10. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

11. No vending machine or machines of any description shall be installed, maintained or operated outside the Premises without the written consent of Landlord. Premises and the

Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional Rules and Regulations which are adopted.

Landlord's Initials:           PD         Tenant's Initials:        RF
                      ------------------                       -----------


Guarantors' Initials: ------------------

                            FIRST AMENDMENT OF LEASE
                            ------------------------

     THIS FIRST AMENDMENT OF LEASE made as of January 29, 1998 by and between 50 INWOOD ROAD LIMITED PARTNERSHIP, a limited partnership, organized and existing under the laws of the State of Connecticut having a place of business at 175 Capital Boulevard, Corporate Ridge, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Landlord"), and PROTON ENERGY SYSTEMS, INC. with its principal place of business at 50 Inwood Road, Inwood Business Park, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Landlord is the owner of certain real estate known as 50 Inwood Road, Inwood Business Park, located in Rocky Hill, Connecticut (hereinafter called the "Premises");

     WHEREAS, Landlord and Tenant have entered into a lease of a portion of the Premises by Lease dated May 27, 1997 (the "Lease");

     WHEREAS, Landlord and Tenant have agreed to modify the terms of the Lease by restating the size of the Premises and modifying the Base Rent.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, and subject to the approval of the First Amendment of lease by Landlord's lenders, Landlord and Tenant hereby covenant and agree as follows:

     1.   The Lease is hereby amended as follows:

          a)   Section 1.3 is restated as follows:

               13,510 rentable square feet as shown on Exhibit A-1, at 50 Inwood Road, Rocky Hill, Connecticut 06067.

          b)   Section 1.5 is restated as follows:


                                                                    Annual Rate
                           Annual Base           Monthly           (Per Rentable
          Lease Year          Rent               Payments           Square Foot)
          ----------          ----               --------           ------------

          7/97-2/98         $71,520.00          $5,960.00              $6.00
          3/98-6/98         $81,060.00          $6,755.00              $6.00
          7/98 - 6/99       $84,437.50          $7,036.46              $6.25
          7/99-6/00         $87,815.00          $7,317.92              $6.50

          c)   Section 1.6 is restated as follows:

               Pro Rata Share of Project Expenses.  33.36%.

     2. Every provision, covenant, condition obligation, right and power contained in and under the Lease shall continue in full force and effect, affected by this First Amendment only to the extent of the amendments set forth above.

     3. All provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed as the day and year first written above.

WITNESSED BY:                      LANDLORD:

                                   50 INWOOD ROAD
[signature illegible]              LIMITED PARTNERSHIP
--------------------------------

                                   By:      INWOOD PROPERTIES, LLC
                                            Its General Partner
[signature illegible]
---------------------
                                   By:      Cromwell Avenue Management Co.
                                            Its Managing Member

                                   By:      /s/ Paul J. Daqui
                                            ------------------------------
                                            Name:  Paul J. Daqui
                                            Title:  President


                                   TENANT:

                                   PROTON ENERGY SYSTEMS, INC.

/s/ John A. Glidden                By:      /s/ Robert J. Friedland
--------------------------------            ------------------------------
                                            Name:  Robert J. Friedland
                                            Title:  VP Operations
/s/ William F. Smith
--------------------------------

                            SECOND AMENDMENT OF LEASE
                            -------------------------

     THIS SECOND AMENDMENT OF LEASE made as of March 1, 1999 by and between 50 INWOOD ROAD LIMITED PARTNERSHIP, a limited partnership, organized and existing under the laws of the State of Connecticut having its place of business at 175 Capital Boulevard, Corporate Ridge, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Landlord"), and PROTON ENERGY SYSTEMS, INC. with its principal place of business at 50 Inwood Road, Inwood Business Park, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Landlord is the owner of certain real estate known as 50 Inwood Road, Inwood Business Park, located in Rocky Hill, Connecticut (hereinafter called the "Premises");

     WHEREAS, Landlord and Tenant have entered into a lease of a portion of the Premises by Lease dated May 27, 1997 (the "Lease") and amended on January 29, 1998 (The "First Amendment of Lease");

     WHEREAS, Landlord and Tenant have agreed to modify the terms of the Lease by restating the size of the Premises and modifying the Base Rent.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, and subject to the approval of the Second Amendment of lease by Landlord's lenders, Landlord and Tenant hereby covenant and agree as follows:

     1.   The Lease is hereby amended as follows:

          a.   Section 1.3 is restated as follows:

               14,410 rentable square feet as shown on Exhibit A-1, at 50 Inwood Road, Rocky Hill, Connecticut 06067.

          b.   Section 1.5 is restated as follows:


                                                                  Annual Rate
                             Annual Base         Monthly         (Per Rentable
          Lease Year            Rent            Payments          Square Foot)
          ----------            ----            --------          ------------
          7/97 - 2/98        $71,520.00         $5,960.00             $6.00
          3/98 - 6/98        $81,060.00         $6,755.00             $6.00
          7/98 - 2/99        $84,437.50         $7,036.46             $6.25
          3/99 - 6/99        $90,062.50         $7,505.21             $6.25
          7/99 - 6/00        $93,665.00         $7,805.42             $6.50

          c.   Section 1.6 is restated as follows:

               Pro Rata Share of Project Expenses.  35.58%.

     2. Every provision, covenant, condition obligation, right and power contained in and under the Lease shall continue in full force and effect, affected by this Second Amendment only to the extent of the amendments set forth above.

     3. All provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be duly executed as the day and year first written above


WITNESSED BY:                        LANDLORD:

                                     50 INWOOD ROAD
[signature illegible]                LIMITED PARTNERSHIP
--------------------------------

                                     By:      INWOOD PROPERTIES, LLC
                                              Its General Partner
[signature illegible]
--------------------------------
                                     By:      Cromwell Avenue Management Co.
                                              Its Managing Member

                                     By:      /s/ Paul J. Daqui
                                              ----------------------------------
                                              Name:  Paul J. Daqui
                                              Title:  President


                                     TENANT:

                                     PROTON ENERGY SYSTEMS, INC.

/s/ John A. Glidden                  By:      /s/ Robert J. Friedland
--------------------------------              ----------------------------------
                                              Name:  Robert J. Friedland
                                              Title:  VP Operations
/s/ Sherry Munro
--------------------------------

                            THIRD AMENDMENT OF LEASE
                            ------------------------


     THIS THIRD AMENDMENT OF LEASE made as of April 9,1999 by and between 50 INWOOD ROAD LIMITED PARTNERSHIP, a limited partnership, organized and existing under the laws of the State of Connecticut having its place of business at 175 Capital Boulevard, Corporate Ridge, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Landlord"), and PROTON ENERGY SYSTEMS, INC. with its principal place of business at 50 Inwood Road, Inwood Business Park, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Landlord is the owner of certain real estate known as 50 Inwood Road, Inwood Business Park, located in Rocky Hill, Connecticut (hereinafter called the "Premises");

     WHEREAS, Landlord and Tenant have entered into a lease of a portion of the Premises by Lease dated May 27, 1997 (the "Lease") amended on January 29, 1998 (The "First Amendment of Lease"); and amended on March 1, 1999 (the "Second Amendment of Lease").

     WHEREAS, Landlord and Tenant have agreed to modify the terms of the Lease effective January 1, 2000 by increasing the size of the Premises by 5,600 rentable square feet, modifying the Base Rent and extending the term of the Lease.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, and subject to the approval of the Third Amendment of lease by Landlord's lenders, Landlord and Tenant hereby covenant and agree as follows:

     1.   The Lease is hereby amended as follows:

          a.   Section 1.3 is restated as follows:

               20,010 rentable square feet as shown on Exhibit A-1, at 50 Inwood Road, Rocky Hill, Connecticut 06067. The additional 5,600 rentable square feet, which is included in the 20,010 rentable square feet is leased in an "As Is" condition.

          b.   Term (a) Commencement Date: July 1, 1997
                    (b) Termination Date:  June 30, 2001

          c.   Section 1.5 is restated as follows:

                                                                   Annual Rate
                             Annual Base          Monthly         (Per Rentable
          Lease Year            Rent             Payments          Square Foot)
          ----------            ----             --------          ------------
          7/97 - 2/98        $71,520.00         $5,960.00             $6.00
          3/98 - 6/98        $81,060.00         $6,755.00             $6.00

          7/98 - 2/99        $84,437.50         $7,036.46             $6.25
          3/99 - 6/99        $90,062.50         $7,505.21             $6.25
          7/99 - 12/99       $93,665.00         $7,805.42             $6.50
          1/00 - 6/01        $135,667.80        $11,305.65            $6.78

          d.   Section 1.6 is restated as follows:

               Pro Rata Share of Project Expenses.  49.41%.

          e. Section 1.11 - Parking. Tenant shall be entitled to park in common with the other tenants of the Building and shall be entitled to use 60 unassigned tenant's parking spaces in the Common Areas designated for tenant parking as shown on Exhibit A-2.

     2. Every provision, covenant, condition obligation, right and power contained in and under the Lease shall continue in full force and effect, affected by this Third Amendment only to the extent of the amendments set forth above.

     3. All provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be duly executed as the day and year first written above.

WITNESSED BY:                        LANDLORD:

                                     50 INWOOD ROAD
/s/ Elizabeth M. Smith               LIMITED PARTNERSHIP
--------------------------------

                                     By:      INWOOD PROPERTIES, LLC
                                              Its General Partner
[signature illegible]
--------------------------------
                                     By:      Cromwell Avenue Management Co.
                                              Its Managing Member

                                     By:      /s/ Paul J. Daqui
                                              ------------------------------
                                              Name:  Paul J. Daqui
                                              Title:  President


                                     TENANT:

                                     PROTON ENERGY SYSTEMS, INC.
/s/ John A. Glidden
--------------------------------
                                     By:      /s/ Robert J. Friedland
                                              ------------------------------
                                              Name:  Robert J. Friedland
/s/ Walter W. Schroeder                       Title:  VP Operations
--------------------------------

                                      -2-